UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2013

WEBSENSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30093	51-0380839
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10240 Sorrento Valley Road

San Diego, California 92121

(Address of principal executive offices) (Zip Code)

(858) 320-8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 19, 2013, Websense, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tomahawk Acquisition, LLC, a Delaware limited liability company (“Parent”) and Tomahawk Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will commence a tender offer (the “Offer”) no later than May 28, 2013 to acquire all of the outstanding shares of common stock, $0.01 par value per share, of the Company (“Company Common Stock”) at a purchase price of $24.75 per share, without interest, net to the holder in cash (the “Offer Price”), subject to any required withholding of taxes. Upon successful completion of the Offer, Merger Sub will merge with and into the Company (the “Merger”) and the Company will become a wholly-owned subsidiary of Parent. The Merger Agreement also provides that the Merger may be consummated regardless of whether the Offer is completed, but if the Offer is not completed, the Merger will only be able to be consummated after the stockholders of the Company have adopted the Merger Agreement at a meeting of stockholders. A copy of the press release issued by the Company announcing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The terms of the Merger Agreement, including the conditions thereto, will be described in a subsequent filing on Form 8-K.

On May 20, 2013 the Company sent a list of Frequently Asked Questions to its employees, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On May 20, 2013 the Company sent a letter to its channel partners, which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

On May 20, 2013 the Company sent a letter to its customers, which is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Forward Looking Statements

This report may contain forward-looking statements. These are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The actual results of the transaction could vary materially as a result of a number of factors, including: uncertainties as to how many of the Company’s stockholders will tender their stock in the Offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived; the possibility that the transaction may not be timely completed, if at all; and that, prior to the completion of the transaction, if at all, the Company’s business may experience significant disruptions due to transaction-related uncertainty. Other factors that may cause actual results to differ materially include those set forth in the reports that the Company files from time to time with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2012 and quarterly and current reports on Form 10-Q and 8-K. These forward-looking statements reflect the Company’s expectations as of the date of this report. The Company undertakes no obligation to update the information provided herein.

Notice to Investors

The Offer referred to in this report has not yet commenced. This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company’s common stock will be made pursuant to an offer to purchase and related materials that Merger Sub intends to file with the Securities and Exchange Commission. At the time the Offer is commenced, Merger Sub will file a tender offer statement on Schedule TO with the Securities and Exchange Commission, and thereafter the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the Offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all stockholders of the Company when available. In addition, all of these materials (and all other materials filed by the Company with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents may be obtained from the Company by contacting Investor Relations at 10240 Sorrento Valley Road, San Diego, California 92121, Phone 858-320-8000 or akauffman@websense.com.

Additional Information about the Merger and Where to Find It

In connection with the potential one-step merger, the Company would file a proxy statement with the Securities and Exchange Commission. Additionally, the Company would file other relevant materials with the Securities and Exchange Commission in connection with the proposed acquisition of the Company by Merger Sub pursuant to the terms of the Merger Agreement. The materials to be filed by the Company with the Securities and Exchange Commission may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. Free copies of the proxy statement may be obtained by contacting the Company’s Investor Relations Department at 10240 Sorrento Valley Road, San Diego, California 92121, Phone 858-320-8000 or akauffman@websense.com. Investors and security holders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Merger because they will contain important information about the Merger and the parties to the Merger.

The Company and its respective directors, executive officers and other members of its management and employees, under the Securities and Exchange Commission rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed Merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2013 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and the proxy statement and other relevant materials which may be filed with the Securities and Exchange Commission in connection with the Merger when and if they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the Merger when it becomes available. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2013 annual meeting of stockholders and is included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 containing Part III information.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Number	Description

99.1	Joint Press Release, issued by the Company and Parent, dated May 20, 2013.

99.2	List of Frequently Asked Questions, dated May 20, 2013.

99.3	Letter to Channel Partners, dated May 20, 2013.

99.4	Letter to Customers, dated May 20, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSENSE, INC.

Date: May 20, 2013	By:	/s/ Michael A. Newman
Michael A. Newman
Chief Financial Officer
(principal financial and accounting officer)

Exhibit Index

Number	Description

99.1	Joint Press Release, issued by the Company and Parent, dated May 20, 2013.

99.2	List of Frequently Asked Questions, dated May 20, 2013.

99.3	Letter to Channel Partners, dated May 20, 2013.

99.4	Letter to Customers, dated May 20, 2013.